FTI Consulting, Inc. First Quarter 2018 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”), and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs or estimates will be achieved, and the Company's actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside our control, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 Tax Act, and other risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

First Quarter 2018Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures ” for the reconciliations and definitions of Adjusted Earnings Per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and for the definition of Adjusted EBITDA Margin. Q1 2018 Q1 2018 Q4 2017 Q4 2017 % Variance Q1 2017 Q1 2017 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2018 vs. Q1 2017 Consolidated Results Revenues $ 497,774 $ 467,711 6.4% % $ 446,344 11.5% 8.8 % Net Income $ 38,945 $ 66,888 (41.8)% )% $ 14,016 177.9 % Earnings per Diluted Share $ 1.04 $ 1.78 (41.6)% )% $ 0.34 205.9 % Adjusted Earnings per Diluted Share (1) $ 1.04 $ 0.78 33.3% % $ 0.34 205.9 % Adjusted EBITDA (1) $ 72,294 $ 55,511 30.2% % $ 38,319 88.7 % Adjusted EBITDA Margin (1) 14.5% 11.9% — 8.6% — Segment Results Corporate Finance & Restructuring Revenues $ 142,922 $ 130,532 9.5% $ 105,901 35.0% 32.4 % Adjusted Segment EBITDA $ 34,804 $ 25,756 35.1% $ 10,325 237.1 % Adjusted Segment EBITDA Margin 24.4% 19.7% — 9.7% — Forensic and Litigation Consulting Revenues $ 128,039 $ 120,869 5.9% $ 111,406 14.9% 13.3 % Adjusted Segment EBITDA $ 25,757 $ 23,613 9.1% $ 13,521 90.5 % Adjusted Segment EBITDA Margin 20.1% 19.5% — 12.1% — Economic Consulting Revenues $ 133,109 $ 121,051 10.0% $ 139,221 (4.4)% (7.1)% Adjusted Segment EBITDA $ 19,136 $ 14,284 34.0% $ 20,110 (4.8)% Adjusted Segment EBITDA Margin 14.4% 11.8% — 14.4% — Technology Revenues $ 40,914 $ 40,915 — % $ 46,087 (11.2)% (12.9)% Adjusted Segment EBITDA $ 5,732 $ 2,973 92.8% $ 7,804 (26.6)% Adjusted Segment EBITDA Margin 14.0% 7.3% — 16.9% — Strategic Communications Revenues $ 52,790 $ 54,344 (2.9)% $ 43,729 20.7% 14.1 % Adjusted Segment EBITDA $ 9,852 $ 10,526 (6.4)% $ 4,257 131.4 % Adjusted Segment EBITDA Margin 18.7% 19.4% — 9.7% — All numbers in $000s, except for per share data and percentages

First Quarter 2018 Cash Position and Capital Allocation Snapshot (1) Total debt excludes the reduction for deferred debt issue costs of $3.5 million and $4.3 million as of March 31, 2018 and March 31, 2017, respectively. (2) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. All numbers in $000s, except for DSOs Q1 2018 Q1 2018 Q1 2017 Q1 2017 Cash and cash equivalents $ 152,044 $ 120,959 Accounts receivable, net $ 583,588 $ 526,180 Days sales outstanding ("DSO") 95 95 98 Net cash used in operating activities $ (69,200) $ (93,087) Purchases of property and equipment $ (7,680) $ (5,831) Purchase and retirement of common stock $ (14,220) $ (36,918) Total Debt (1) $ 445,000 $ 407,000 Free Cash Flow (2) $ (76,880) $ (98,918)

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended March 31, 2018, December 31, 2017 and March 31, 2017 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. (2) For non-GAAP purposes, the Adjusted Earnings per Diluted Share and diluted weighted average number of common shares outstanding presented herein reflect the impact of the inclusion of share-based awards that are considered dilutive based on the impact of the add-backs included in Adjusted Net Income above. All numbers in $000s, except for per share data Three Months Ended March 31, 2018 Three Months Ended March 31, 2018 Three Months Ended December 31, 2017 Three Months Ended December 31, 2017 Three Months Ended March 31, 2017 Three Months Ended March 31, 2017 Net income $ 38,945 $ 66,888 $ 14,016 Special charges — 10,811 — Tax impact of special charges — (3,635) — Remeasurement of acquisition-related contingent consideration — — 166 Tax impact of remeasurement of acquisition-related contingent consideration — — (65) Impact of 2017 Tax Act — (44,870) — Adjusted Net Income (1) $ 38,945 $ 29,194 $ 14,117 Earnings per Diluted Share $ 1.04 $ 1.78 $ 0.34 Special charges — 0.29 — Tax impact of special charges — (0.10) — Impact of 2017 Tax Act — (1.19) — Adjusted Earnings per Diluted Share (1)(2) $ 1.04 $ 0.78 $ 0.34 Weighted average number of common shares outstanding—diluted (2) 37,612 37,643 41,245

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA: Three Months Ended March 31, 2018 and December 31, 2017 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended December 31, 2017 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 66,888 Interest income and other (452) Interest expense 6,547 Income tax benefit (38,458) Operating income (loss) $ 21,332 $ 20,286 $ 12,120 $ (1,079) $ 4,840 $ (22,974) $ 34,525 Depreciation and amortization 815 1,042 1,316 2,664 673 899 7,409 Amortization of other intangible assets 1,218 396 134 158 860 — 2,766 Special charges 2,391 1,889 714 1,230 4,153 434 10,811 Adjusted EBITDA (1) $ 25,756 $ 23,613 $ 14,284 $ 2,973 $ 10,526 $ (21,641) $ 55,511 Three Months Ended March 31, 2018 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 38,945 Interest income and other 1,800 Interest expense 6,244 Income tax provision 15,270 Operating income $ 33,211 $ 24,330 $ 17,648 $ 2,593 $ 8,365 $ (23,888) $ 62,259 Depreciation and amortization 802 1,028 1,364 3,077 593 901 7,765 Amortization of other intangible assets 791 399 124 62 894 — 2,270 Adjusted EBITDA (1) $ 34,804 $ 25,757 $ 19,136 $ 5,732 $ 9,852 $ (22,987) $ 72,294

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended March 31, 2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended March 31, 2017 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 14,016 Interest income and other (605) Interest expense 5,801 Income tax provision 7,877 Operating income $ 8,749 $ 11,924 $ 18,502 $ 4,440 $ 2,527 $ (19,053) $ 27,089 Depreciation and amortization 781 1,173 1,454 3,206 602 1,355 8,571 Amortization of other intangible assets 795 424 154 158 962 — 2,493 Remeasurement of acquisition-relatedcontingent consideration — — — — 166 — 166 Adjusted EBITDA (1) $ 10,325 $ 13,521 $ 20,110 $ 7,804 $ 4,257 $ (17,698) $ 38,319

Reconciliation of Net Cash Used in Operating Activities to Free Cash Flow: Three Months Ended March 31, 2018 and 2017 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Three Months Ended March 31, 2018 Three Months Ended March 31, 2018 Three Months Ended March 31, 2017 Three Months Ended March 31, 2017 Net cash used in operating activities $ (69,200) $ (93,087) Purchases of property and equipment (7,680) (5,831) Free Cash Flow (1) $ (76,880) $ (98,918)

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income. We define Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 Tax Act. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 Tax Act, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Appendix

First Quarter 2018Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q1 2018 Q1 2017 Q1 2018 vs. Q1 2017 North America 70.1% 73.5% 6.5 % EMEA 20.9% 19.1% 22.0 % Asia Pacific 7.2% 6.2% 28.8 % Latin America 1.8% 1.2% 63.5%

Global Arbitration Review ranked Compass Lexecon 1st and FTI Consulting 4th on their inaugural Expert Witness Power Index Who’s Who Legal recognized 19 FTI Consulting professionals as Leading Forensic Accounting and Digital Forensic Experts Who’s Who Legal named 17 Construction Solutions professionals within FTI Consulting's Forensic & Litigation Consulting and the Economic Consulting segments to the Construction Experts 2018 list FTI Consulting ranked as the #1 Restructuring Adviser by The Deal Newsroom in their 1Q18 Bankruptcy League Tables, earning the top spot for 10 years FTI Consulting honored with 15 M&A Advisor Turnaround awards Paul Linton, FTI Consulting's Chief Strategy & Transformation Officer, recognized as "One of the Most Influential Blacks in Corporate America" by Savoy magazine Carlyn Taylor, Global Co-Leader of FTI Consulting's Corporate Finance & Restructuring segment, inducted into the American College of Bankruptcy’s 29th Class of Fellows First Quarter 2018 Awards & Accolades